UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2006

BORLAND SOFTWARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10824	94-2895440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20450 Stevens Creek Blvd, Suite 800

Cupertino, California 95014

(Address of principal executive offices, including zip code)

(408) 863-2800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On September 18, 2006, Borland Software Corporation (the “Company”) and Michael Sullivan entered into a Separation Agreement and Full and Final Release of Claims (the “Separation Agreement”) pursuant to which Mr. Sullivan stepped down as the Company’s Principal Accounting Officer effective September 18, 2006 (the “Termination Date”).

Consistent with the terms set forth in the Employment Agreement by and between the Company and Mr. Sullivan dated July 5, 2006 (the “Employment Agreement”), the Separation Agreement sets forth that in addition to any earned but unpaid salary and unreimbursed expenses through the Termination Date, and in exchange for a general release of claims, Mr. Sullivan will receive the following benefits from the Company: cash severance of $241,666 payable six months after the Termination Date, continuation of health and dental coverage by having the Company pay COBRA premiums for Mr. Sullivan and his dependents for up to 12 months after the Termination Date, the premiums necessary to continue life insurance coverage for 12 months after the Termination Date, outplacement services and a retention bonus payment of $150,000. In addition, pursuant to the terms of the Company’s acquisition of Segue Software, Inc., Mr. Sullivan will also receive $87,678.39 for in-the-money unvested stock options in Segue Software, Inc.

Item 1.02 – Termination of a Material Definitive Agreement

On September 18, 2006, Michael Sullivan stepped down as Principal Accounting Officer of the Company. Mr. Sullivan has served in such capacity pursuant to the terms of an Employment Agreement. The Employment Agreement was terminated in connection with Mr. Sullivan entering into the Separation Agreement. See Item 1.01 above, which is incorporated herein by reference.

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)	On September 18, 2006, Michael Sullivan stepped down as the Company’s Principal Accounting Officer. While serving in this role, Mr. Sullivan performed the functions of the Company’s Principal Financial Officer. The Company is currently searching for a permanent Chief Financial Officer. During this transition period and effective September 18, 2006, Tod Nielsen, the Company’s President and Chief Executive Officer, will fulfill the functions of the Company’s Principal Financial Officer, relying on the resources of the Company’s financial and accounting departments and third party financial consultants.

(c)	See Item 5.02(b) above which is incorporated herein by reference. Mr. Nielsen, age 41, has been President and Chief Executive Officer of the Company since the commencement of his employment in November 2005. Mr. Nielsen’s experience prior to joining the Company has previously been described in the Company’s Current Report on Form 8-K dated November 8, 2005 (the “Prior Report”). The terms of Mr. Nielsen’s employment, which have previously been described in the Prior Report have not been modified in connection with his performance of the functions described herein.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
10.95	Separation Agreement and Full and Final Release of Claims between the Company and Michael Sullivan, dated September 18, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BORLAND SOFTWARE CORPORATION

Date: September 22, 2006	By:	/s/ Tod Nielsen
	Name:	Tod Nielsen
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.95	Separation Agreement and Full and Final Release of Claims between the Company and Michael Sullivan, dated September 18, 2006.